Employee Benefit Plans	9 Months Ended
Sep. 30, 2018
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

15. Employee Benefit Plans

In the United Kingdom, the Company makes contributions to private defined contribution pension schemes on behalf of its employees. The Company paid $45,000 and $35,000 in contributions in the three months ended September 30, 2018 and 2017, respectively, and $149,000 and 130,000 for the nine months ended September 30, 2018 and 2017, respectively.

In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. The Company does not currently match employee contributions and accordingly, no matching contributions were recorded for the nine months ended September 30, 2018 and 2017.